ASSET MANAGEMENT FUND

Ultra Short Mortgage Fund - ASARX
Short U.S. Government Fund - ASITX

SUPPLEMENT DATED MAY 8, 2015

TO PROSPECTUS DATED MARCH 1, 2015

The fourth paragraph under “Principal Investment Strategies” for the Ultra Short Mortgage Fund on page 3 of the Prospectus is replaced in its entirety with the following paragraph:

The Fund may, but is not required to, use financial contracts, commonly referred to as derivatives, for risk management purposes as part of its investment strategies. These investments will be used for bona fide hedging purposes. The Fund may use derivatives only when their use is permitted by the regulations governing national banks, federal savings associations and federal credit unions.

The paragraph under “Derivatives” on page 13 of the Prospectus is replaced in its entirety with the following paragraph:

Each Fund may use financial contracts, commonly referred to as derivatives, only when their use is permitted by the regulations governing national banks, federal savings associations and federal credit unions.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard,
Suite 150
Columbus, Ohio 43215